UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 27, 2004


                        Commission File Number: 000-50739

                                 ENERGENX, INC.
                  --------------------------------------------
                 (Name of small business issuer in its charter)

                   Nevada                         20-1044677
      ----------------------------------   --------------------------
      (State or other jurisdiction of        (I.R.S. Employer
       incorporation or organization)        Identification No.)

            6200 E. Commerce Loop, Post Falls, ID           83854
          -----------------------------------------------------------
          (Address of principal executive offices)        (zip code)


            Telephone: (208)-665-5553   Facsimile:  (208) 665-5557
           ---------------------------------------------------------

                                EDWARD II, INC.
              3415 Ocatillo Mesa Way, North Las Vegas, NV  89031
-----------------------------------------------------------------------
(Former name, former address, and former fiscal year, if changed since last report)

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 27, 2004, Energenx, Inc., ("EGX") a Nevada corporation and Edward II, Inc., ("EDW") a Nevada corporation entered into to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") whereby EGX has acquired all the outstanding shares of common stock of EDW from its sole stockholder in an exchange for $4,300 cash in a transaction where EGX is the successor corporation.

The Merger was approved by the unanimous consent of the Board of Directors of EGX on December 21, 2004.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the securities and Exchange Commission, EGX is the successor issuer to EDW for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for EGX to succeed to the registration status of EDW under the Exchange Act pursuant to Rule 12g-3.
EDW, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. Energenx, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of EDW resigned.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and are incorporated in its entirety herein. (See
Exhibit 2.1 entitled "Acquisition Agreement and Plan of Merger.")

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The consideration exchanged pursuant to the Merger Agreement was negotiated between EGX and EDW. In evaluating the Merger, EDW, a non-operating company valued its stock at par value $0.001. In evaluating EDW, EGX placed a primary emphasis on EDW status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and EDW's facilitation of EGX's becoming a reporting company under the Securities Exchange Act.


EGX BUSINESS
------------

Energenx, Inc. (formerly Bedini Technology, Inc.), is a private corporation that was organized pursuant to the laws of the State of Nevada, on September 29, 1999. Energenx, Inc., ("Energenx" or the "Company") is a technology-based company engaged in the discovery, research and development of new technology and applications that are embodied in an electromagnetic hybrid motor/generator to be integrated into a power a new energy generation system commonly referred to as the FREEDOM(tm) Energy System. This technology will be utilized in the development of a new alternative energy generation system that provides a source of safe, clean, environmentally friendly, non-polluting, abundant and low cost energy.

This hybrid motor/generator utilizes a scientific concept that has been named by the inventor and referred to as a class as the Back EMF Permanent Electromagnetic Motor/Generator. The company has recently finished product development of a new battery charging system referred to as the Ultra Battery Charger. The company has granted and exclusive sub-license for manufacturing and marketing in the United States.

Energenx owns the United States exclusive patent rights to certain technology related to an innovatively designed mechanical system that is a hybrid motor and generator. Energenx has acquired the patent rights and has been assigned the patents pertaining to this platform technology invented by John C. Bedini, an officer, director, shareholder and employee of the Company. The assignment of the patent is part of the Exclusive License granted by John C. Bedini to EGX.


Energenx Business Strategy
----------------------

Energenx's business strategy is to segregate the market pertaining to various products and technical applications, then either enter into sub-licensing agreements with third party companies or subcontract manufacture key products and market them through a franchise marketing system or through foreign and domestic dealer networks. The Company will derive its revenues from sub-licensing, licensing fees, royalties from product sales, profits received by the direct sale of finished products, profits received from the sale of key components and research & development contracts. Energenx management is currently evaluating different types of product distribution pipelines for the sales and marketing of the FREEDOM(tm) energy generation systems.

The Bedini motor is a low friction motor, whose net force field is more effient than a conventional motor. The most conservative EMF motor has maximum efficiency without extra energy continually being fed to the motor. The Bedini motor and solid-state system utilize available excess energy from the potential charge to overcome, and even reverse, the back EMF between stator pole and rotor pole, while furnishing only a small trigger pulse of energy from a primary battery or the power company that is necessary to control and activate the direction of energy flow.

The Bedini motor and solid-state system captures the back EMF energy, lost in conventional motors and systems, to charge secondary or recovery batteries once the motor is put into motion. The available kinetic energy stored in the flywheel allows it to supply itself with enough energy to assist sustaining its rotation. The Bedini motor and solid-state system operates generally by capturing electromagnetic energy using a method and device to utilize back EMF to charge the secondary batteries. A critical timing mechanism is an essential element of both the motor and solid-state system. No external source of power is needed to maintain or increase the power output from the Bedini motor. The motor collects energy from the available potential charge that is subsequently pulse charged into the secondary batteries, then is furnished by the primary battery, or in the case of the solid-state system, from electric energy from the power company.

The Bedini Motor and solid-state system provides an efficient and renewable source of energy in a self-contained package that can be tailored for any application. Unlike any other design on the market today, the Bedini motor will only require periodic maintenance to service its moving parts and requires no external source of fuel, except its battery, to sustain its power output. The solid-state system has no moving parts and receives its initial electrical energy from a power company. The Company plans to build various configured models for licensing. The scaled up models will show a clear alternative to fossil fuel, hydroelectric, nuclear, wind and solar energy processes.


Energy Generation Products Under Development
--------------------------------------------

Completion of phase one has provided insight into the further development of the basic motor concept patent. A full-scale model of the solid-state model can now be designed to accommodate various power requirements. The Company has constructed its first working prototype model, which is currently being tested. This concept will allow for the model to be further scaled to any configurable power requirement as needed. Upon completion the design can be released for further testing, optimization and commercial production. It is at this stage that the Company plans to schedule independent testing for efficiency and safety testing. Research on the motor concept continues with the additional design of the entire system to increase output and reduce input requirements. New concepts being utilized are proving to increase the motor's potential of delivering more energy to the battery than conventional systems. Continued testing of various developmental stages with the enhanced concept is providing supporting evidence of its potential capability. Work has been completed to construct a twelve-inch disk motor incorporating the latest design concepts. This model concept will be tested as it continually generates mechanical powers, while charging batteries.

It is management's opinion that after additional refinement in the design process a large-scale prototype can be built utilizing multiple discs and collector coils to generate large amounts of energy, which can be delivered to the battery banks on a continuous basis.

Efficiency of the new concept surpasses any of the prior designs and will allow the motor to continually run off the primary battery while charging multiple banks. The objective is to refine this technology further into the optimum configuration that can be easily produced in any size for specific power requirements. The new design does not exhibit any heat generation during operation and is a mechanical device that is self contained.

To further prove the model concept, a single shaft multiple disk unit must be designed, engineered, developed and tested. Because of its unique energy producing configuration and efficiently, it is believed that stacking the disks will require less room and provide greater output capability over increasing it diameter size in a single disk configuration. Once the optimum size has been determined to create the maximum efficiency and possible energy output, large scaled sizes can be produced and tested for consumer and industrial applications.

Target Markets
--------------

Energenx has identified several target products, markets and industries where its core technology may have an application. Examples of the business sectors or industries are: 1) telephone switching stations; 2) cable TV; 3) light industry; 4) residential home and small business; 5) solar equipped homes; 6) golf cart and recreational vehicle recharging; 7) marine watercraft;
8) military and submergible watercraft; 9) military application; 10) recreational vehicles; 11) heating and cooling applications; 12) electric power vehicles; 13) base station backup systems; 14) aerospace generators;
15) uninterrupted power systems (all industries); 16) remote and portable energy generation; 17) portable water purification; and 18) power plants.

Marketing Strategies
--------------------

Energenx's strategic approach to developing its scientific assets involves entering into strategic alliances with larger companies or granting technology or product licenses and sub-licenses for specific market segments, applications
or products in defined geographical areas.   Under this approach the Company
will continue to seek to sub-license some or all of its United States patent rights to more than one company to achieve the fullest development, maximum market penetration and distribution of its products or technology that can be integrated into existing products. The Company does not intend to, on its own, manufacture and market the products it may develop.

Newly Developed Products

As a result of extensive research the company has completed development of The Radiant Charger, which has been designed to charge electric powered vehicles such as Golf Carts, ATV's, Pickle Forklifts and back-up battery systems. This new style of battery charger embodies a new method of charging large storage batteries for commercial and industrial applications. The new charger incorporates the use of the solid-state patented technology and draws approximately one fourth as much power as a conventional charger, charges the battery in less time and does not cause the battery to heat up or off-gas during the charging process. The electro-deposition process produced by the Radiant Charger is extremely fine. This maintains the battery plates in "like new" condition at the end of each charge cycle. The net result of this is that the batteries become capable of delivering many more charge/discharge cycles than batteries charged conventionally. This extends the life of the batteries tremendously and reduces the cost of battery replacement. The company is currently negotiating licensing of this technology.

On December 1st of 2004, the company granted an exclusive sub-license for North America to manufacture and sell the Ultra-Battery charger to Marvin Redenius, a director and shareholder of the company. The exclusive sub-license is for the North American market and relates to electric powered vehicles, excluding automobiles. Under the terms of the sub-license agreement, the company will receive a 5% royalty based on the wholesale selling price of the units by the Licensee. In addition, the company will supply proprietary electronic components to the Licensee on a cost plus basis. The grant of the exclusive sub-license was part of an integrated transaction whereby Mr. Redenius invested a total of $1,000,000 to purchase 5,000,000 shares of the company's common stock at $.20 per share.

Employees
---------

Energenx has 3 full-time employees and no part-time employee. Energenx's future success will depend, in part, on its ability to attract, retain and motivate highly qualified technical and management personnel, for whom competition is intense. From time to time, Energenx will employ or retain independent contractors and outside consultants to support its product research and development, marketing, sales and financial related projects.

RISK FACTORS
------------

(a)  LIMITED OPERATING HISTORY

The Company has a limited operating history. Prospective investors should be aware of the difficulties encountered by such new enterprises, as the Company faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which the Company will be operating.


(b)  NO ASSURANCE OF REVENUE OR OPERATING PROFITS

Energenx expects to incur substantial operating losses for at least the next several years. The Company currently has limited sources of revenue, other than interest income, and there can be no assurance that it will be able to develop other revenue sources or that its operations will become profitable, even if it is able to enter into joint venture arrangements, license or sell marketing rights to commercialize any products.

(c)  LACK OF PRODUCTS; NO ASSURANCE OF SUCCESSFUL PRODUCT DEVELOPMENT

The Company as of the date of this offering has no commercial products available for sale and does not expect to have any products commercially available in the foreseeable future, if at all. The Company's research and development programs are at an early stage. There can be no assurance that the Company's research will lead to the discovery of any commercial power generation devices. If any potential products are identified, they will require significant additional research, development, engineering, testing, regulatory approval and substantial additional investment prior to commercialization. There can be no assurance that any such potential products will be successfully developed, prove to be commercially viable, validated by independent testing, meet applicable regulatory standards, be capable of being produced in commercial quantities at acceptable costs or be successfully marketed.


(d)  TERMINATION OF LICENSES

Under the terms of its licensing agreements with its patent licensor, John C. Bedini, the Company's exclusive license to the patent rights may be terminated if the Company fails to meet its obligations to the Licensor. The Company's obligations include but are not limited to the research and development of the licensed technology, payment of a royalty, paying for patent filing and maintenance fees and certain patent legal fees.


(e)  NO MANUFACTURING, MARKETING OR SALES CAPABILITY

Energenx has not invested in manufacturing, marketing or product sales resources. There can be no assurance that Energenx will be able to acquire such resources. The Company will also need to hire additional personnel skilled in the electrical engineering, accounting, manufacturing, marketing and corporate development, if it develops commercially viable products. The Company has no history of manufacturing or marketing. There can be no assurance that the Company will successfully manufacture or market any product it may develop, either independently or pursuant to manufacturing or marketing arrangements, if any, with third parties. There can be no assurance that such third-party arrangements can be successfully negotiated or that such arrangements will be on commercially reasonable terms. To the extent that the Company arranges with third parties to manufacture or market its products, if any, the success of such products may depend on the efforts of such third parties.

(f)  COMPETITION

There are many companies, both public and private, including well-known companies, actively engaged in developing alternative energy generation products. Many of these companies have substantially greater capital, research and development and human resources and experience than Energenx and represent significant long-term competition for Energenx. In addition, many of these competitors have significantly greater experience than the Company in product development and marketing new products. Furthermore, if the Company or a future sub-licensee is permitted to commence commercial sales of any product, it will also be competing with companies that have greater resources and experience in manufacturing, marketing and sales. The Company has very limited experience in these areas. Such companies may succeed in developing alternative energy products that are more effective or less costly to operate than any products that may be developed by Energenx and may also prove to be more successful than Energenx's future products. Competition may increase further as a result of the potential energy shortages projected for the future. There may be other companies engaged in research and product development of products based on the utilization of the back EMF hypothesis.

(g)  TECHNOLOGICAL CHANGES AND UNCERTAINTY

The Company is engaged in the electronic and energy generation field, which is characterized by extensive research efforts and rapid technological progress. New developments in energy generation devices are expected to continue at a rapid pace in both industry and academia. There can be no assurance that research and discoveries by others will not render some or all of the Company's programs or products noncompetitive or obsolete. The Company's business strategy is based in large part upon a core technology related to capturing back electromagnetic energy and converting this energy to electricity. There is no assurance that the application of these new and unproven technologies will result in the development of commercially viable products for the generation of energy. No assurance can be given that unforeseen problems will not develop with these technologies or applications or the Company will ultimately develop those commercially feasible products.


(h) FUTURE DEPENDENCE ON THIRD PARTY RELATIONSHIPS

The Company will be dependent on a number of third party relationships to conduct its business and implement its proposed operating plan. Per the proposed plan and under the assumption a commercial energy generation system is developed, it will be the intention of the Company to have this system manufactured by a larger company. There is no assurance that the Company will be able to enter into a manufacturing and assembly contract with a large company that is experienced in this type of manufacturing and assembly processes. The reliance on another company for manufacturing and assembly could cause disruption in supply due to labor strikes, fire, flood, power shortages and other acts of nature. The Company and its contract manufacturing partner will be required to purchase components from third party suppliers in order to manufacture and assemble systems. There is no assurance that the Company or its manufacturing partner will be able to have an uninterrupted supply of components on commercially reasonable terms and conditions. The inability of the Company or its manufacturing partner to obtain components timely could jeopardize the introduction of the products to the market and adversely impact future sales and marketing programs.

(i) NEED FOR SUBSTANTIAL ADDITIONAL FUNDS; FIXED COMMITMENTS

The amounts and timing of the Company's expenditures will depend on the progress of its research and development, the costs and timing related to the development of a commercial energy generation system. Based on its current research and product development programs, the Company anticipates that the maximum net proceeds of this offering and interest income earned thereon should be adequate to satisfy its capital and operational requirements for the next twelve months. The Company's cash requirements may vary materially from those now planned because of results of product research and development, results of testing, relationships with possible strategic partners, changes in the focus and direction of the Company's research and development programs, competitive and technological advances and other factors. In management's opinion, the proceeds of this offering may be sufficient to fund the Company's operations up to the commercialization of its first product.

The Company will require substantial additional funding for its research and product development programs, for operating expenses, and in pursuit of marketing any commercial product that may be developed. Adequate funds for these purposes, whether obtained through financial markets or in collaborative or other arrangements with corporate partners or from other sources, may not be available when needed or on terms acceptable to the Company. In the event the company is able to secure additional investment capital, of which there is no assurance, the proceeds would be used to attempt to develop commercially viable products. Insufficient funds may require the Company to delay, scale back or eliminate certain of its research and development programs or to license third parties to commercialize products or technologies that the Company would otherwise seek to develop itself. To the extent the Company raises additional capital by issuing securities, further dilution to the investors in this offering may result. The Company has no established banking arrangements.


(j) NO ASSURANCE OF APPROVAL; GOVERNMENT REGULATION

Agencies of the U.S. Government and comparable agencies in foreign countries impose substantial requirements on the introduction of an alternative energy generation product through lengthy and detailed testing procedures and other costly and time-consuming procedures. Satisfaction of these requirements typically takes a number of years and varies substantially based upon the type complexity and novelty of the alternative electrical energy generation product. All of the Company's initial product designs are currently in various stages of development and refinement. As a consequence, significant regulatory hurdles remain before any application for approval for sale of a new energy generation product can be submitted. None of the Company's products been tested in a commercial format. Government regulation also affects the manufacture and marketing of alternative energy products.

(k)   LOW-PRICED STOCKS MAY AFFECT THE RESELL THE COMPANY'S SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system).
The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.

(l)  DEPENDENCE ON QUALIFIED PERSONNEL

Because of the specialized scientific nature of the Company's business, the Company is highly dependent upon its ability to attract and retain qualified scientific and management personnel. The loss of John Bedini and/or other executive officers would be detrimental to the Company. The Company does not currently have any written employment agreements with its executive officers. There is intense competition for qualified personnel in the areas of the Company's activities and there can be no assurance that Energenx will be able to attract and retain qualified personnel necessary for the development of its business. Loss of the services of or failure to recruit additional key scientific and technical personnel would be detrimental to the Company's research and development programs and business.

(m)  UNCERTAIN ABILITY TO PROTECT PROPRIETARY TECHNOLOGY

The Company has licensed rights to certain patent pending proprietary technology from an inventor, which it is obligated to pay royalties or its sublicenses develop products based upon the licensed technology. Because of the substantial length of time and expense associated with bringing new products through development and regulatory approval to the marketplace, investors and potential strategic partners in the energy generation industry place considerable importance on patent and trade secret protection for new technologies, products and processes. The Company and its Licensor have filed patent applications in the United States. The Company plans to file patent applications in other countries, and the Company may seek additional patents in the future. There can be no assurance as to the breadth or the degree of protection that any such patents, if issued, will afford the Company or that any patents based on the patent applications will be issued at all. In addition, there can be no assurance that others will not independently develop substantially equivalent proprietary information or otherwise obtain access to the Company's know-how, or that others may not be issued patents that may require licensing and the payment of significant fees or royalties by the Company for the pursuit of its business. Moreover, the Company could incur substantial costs in defending itself in any suits brought against the Company claiming infringement of the patent rights of others or in asserting the Company's patent rights in a suit against another company. Despite the use of confidentiality agreements and non-compete agreements, which themselves may be of limited effectiveness, it will be difficult for the Company to protect its trade secrets.


(n)  NO PRODUCT LIABILITY INSURANCE

The Company's business and products will, in the future, expose it to potential product liability risks that are inherent in the testing, manufacturing and marketing of electrical generation products. The Company does not currently have any product liability insurance, and there can be no assurance that it will be able to obtain or maintain such insurance on acceptable terms or that any insurance obtained will provide adequate coverage against potential liabilities.

(o) NO MARKET FOR THE COMPANY'S COMMON STOCK; POSSIBLE VOLATILITY OF SECURITIES PRICES

There currently is no trading market for the Common Stock of the Company. It will be the intention of the management of the Company to undertake an initial public offering or engage in another strategy to have the Common Stock of the Company traded on the OTC Bulletin Board under a symbol to be determined. The OTC Bulletin Board is a limited market and subject to substantial restrictions and limitations in comparison to the NASDAQ system. There can be no assurance that a substantial trading market will ever develop for the Company's Common Stock, or be sustained, if developed, upon completion of this offering or that purchasers will be able to resell their securities or otherwise liquidate their investment without considerable delay, if at all.

Recent history relating to the market prices of listed newly public companies indicates that, from time to time, there may be significant volatility in the market price of the Company's securities because of factors unrelated, as well as related, to the Company's operating performance. Factors that could have a significant impact on the future market price of Energenx's Common Stock include, but are not limited to, announcements of technological innovations or new products by Energenx or its competitors, government regulatory action, patent or proprietary rights developments and market conditions for companies engaged in the development of alternative energy products. There can be no assurance that the Company's Common Stock will ever qualify for inclusion within the NASDAQ System, or that more than a limited market will ever develop for its Common Stock.


PROPERTIES
----------

The Company's executive offices and research and development facility is located at 6200 E Commerce Loop, Post Falls, Idaho 83854. The Company entered into a two-year lease with renewal option for 5,000 sq. ft. building located on 1/4 acres of land, which is zoned for commercial development. The monthly lease payments are $2100 per month. Does it matter that this has been paid in full through the life of the lease


CURRENT DIRECTORS
-----------------

The names, ages and positions of the Company's director and executive officer here follows:


Name                         Age           Position
-------------                ---      --------------------------
Gary A. Bedini                52       President, Chief Executive
                                       Officer, and Director
John C. Bedini                55       VP of R&D and Director

Thomas E. Bearden, Ph.D.      76       VP, Chief Scientific Officer
                                       and Director

Ricky M. Street, CPA          47       Treasurer, CFO, and Director

Hans Werner Huss              62       Director

Marvin Redenius               40       Director


Work Histories
--------------

Gary A. Bedini, President and Chief Executive Officer, Director
---------------------------------------------------------------

Mr. Gary Bedini has over 25 years experience in consumer electronics industry. Gary Bedini is the brother of John Bedini and co-founder of Bedini Electronics, Inc. and Energenx, Inc. Mr. Bedini possesses a broad knowledge of procurement, manufacturing, distribution, advertising and sales. Mr. Bedini was instrumental in securing numerous state of the art trade reviews and the 1996 Golden Note Award, given to the most innovative audio products. As a member of H.E.A.A. (Hi End Audio Association) he has participated in numerous efforts to promote and enhance the industries availability into export markets. He serves the company as President, CEO and Director.


John C. Bedini, Vice President of Research & Development and Director
---------------------------------------------------------------------

Mr. John Bedini is a scientist and well-known inventor. His work has produced many innovative audio products that have been marketed over a 25-year period to the audio electronics industry. Mr. Bedini has also developed a variety of products and technically innovative products for several different industries. His inventions include the BEDINI line of audio amplifiers, Bedini Audio Spacial Environment (B.A.S.E.), the Bedini Clarifier products, the Binaural Audio and several instruments for the medical industry. He has been awarded several patents related to his various inventions. Mr. Bedini has received broad industry recognition including designation as Distinguished Scientist of the year by the Association of Distinguished American Scientists. He is a graduate of Bell and Howell Institute of Technology. He serves the company as Vice-President of Research and Development, and is a Director.



Thomas E. Bearden, Vice President, Chief Scientific Officer & Director
----------------------------------------------------------------------

Tom Bearden is a research scientist, inventor, consultant, and holds Ph.D. (Trinity University) in Science, M.S. (Georgia Tech) in Nuclear Engineering, and B.S. (Northeast Louisiana State) in mathematics and has participated in founding the first legitimate theory of COP>1.0 EM systems published in leading scientific journals. Dr. Bearden is Director of the Association of Distinguished American Scientists (ADAS), a Fellow Emeritus of the Alpha Foundation's Institute for Advanced Study (AIAS), CEO of CTEC, Inc., a private research and development company based in Huntsville, Alabama and serves as a member on the board of directors of two private companies. He has authored or co-authored more than 200 professional papers in the literature and has published several technical books. In his work with the AIAS, he has participated in authoring and co-authoring more than 100 scientific papers primarily in the area of advanced electrodynamics. Approximately one third of the papers have been published in leading scientific and research journals. Of the published articles one half of them are related to with extracting usable electromagnetic energy. Dr. Bearden serves as Vice-president, Chief Scientific Officer and a Director.


Ricky M. Street, CPA, CIA, Chief Financial Officer, Director and Treasurer
--------------------------------------------------------------------------

Mr. Ricky Street, CPA, CIA has 21 years of management experience in accounting, Auditing, development of management information systems, maintaining fully integrated computerized accounting programs designed for small businesses and experienced in all aspects of small business management. From 2002 until present he has been teaching accounting at North Idaho College, Gonzaga University and Spokane Community College. He currently holds a fulltime tenure track position at Spokane Community College and is a principle of an accounting practice in Spokane Washington. From 1996 to 2001 he was the Director of Internal Auditing for the Coeur d'Alene Casino & Resort in Worley, Idaho. From 1991 to 1996, Mr. Street was the controller of the Athletic Round Table, Inc., a non-profit charitable organization. Mr. Street received a Bachelor of Arts in Business Administration (accounting) in 1991 from Eastern Washington University and in 2003 a Masters in Accountancy from Gonzaga University. He is a Member of the Washington State Society of Certified Public Accountants and a Member of the Institute of Internal Auditors.

Hans Werner Huss, Director
--------------------------

Mr. Huss graduated Diplom Ingenieur Electrical Engineering, with emphasis on Electronics, from the Technical University in Munich/Germany. He currently serves as President and Chairman of IMS. He was recently involved in Consulting for several start-up companies with promising new technologies, advising them in business and marketing matters. Previously, he has served in many functions in different companies here in the U.S. and in Europe, most notably in executive positions of several high tech companies in different industries, such as: President, Euromissile G.I.E. in Paris, France (a management and sales company for missile systems in the EADS Group - European Aeronautics Defense and Space Company); President, MEADS International, Inc., in Orlando/Florida (tri-national management company for the Medium Extended Air Defense System, under contract from NAMEADSMA, the NATO agency in Huntsville, AL, managing this tri-national system under joint development in the U.S., Germany, and Italy); President, Magnetic Transit of America, Inc., in Los Angeles, CA (engineering and marketing company for a Mag-Lev Transportation system for inner urban use; a subsidiary of AEG/Daimler-Benz); General Manager of IBCOL Technical Services GmbH, in Munich, Germany (internationally operating marketing and sales company mainly in the fields of aircraft, aircraft parts, transportation systems, security and surveillance systems, medical systems); and, Program Manager for a mobile air defense system at Euromissile, Paris, France and at MBB, Munich, Germany.

Marvin Redenius, Director
-------------------------

Since 1990, Mr. Redenius has been the owner of Farm Advantage, Inc., an agriculture supply company operating in the mid-western U.S. Farm Advantage supplies innovative agricultural products and services to over 10,000 customers. Farm Advantage has a sales force consisting of 200 people. The company warehouses and distributes products from North Central, Iowa and has annual sales in excess of 40 million dollars. Mr. Redenius also owns and operates Northern National Trucking, Inc., which consists of a fleet of 30 tractor trailers. Mr. Redenius and his family also own and operate Cristina Corp a farm corporation. GTG Corporation is also owned by Mr. Redenius and invests in early stage technology based companies.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE



SUMMARY COMPENSATION TABLES
                         ------------------------------------------------------
                                        Annual Compensation
                         ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
Gary A. Bedini(1)
    Director,           2004  136,002           -0-           -0-
    President,          2003     -0-            -0-           -0-
    Treasurer           2002   10,450           -0-           -0-

John C. Bedini(1)       2004  48,214            -0-         50,000
    Secretary           2003     -0-            -0-           -0-
    Director            2002  16,200            -0-           -0-


Thomas E. Bearden, Ph.D.
    VP Chief Scientific Officer
    Director            2004     -0-            -0-           -0-
                        2003     -0-            -0-           -0-
                        2002     -0-            -0-           -0-

Ricky M. Street, CPA    2004     -0-            -0-           -0-
    Treasurer/CFO       2003     -0-            -0-           -0-
    Director            2002     -0-            -0-           -0-

Hans Werner Huss        2004     -0-            -0-           -0-
    Director            2003     -0-            -0-           -0-

Marvin Redenius         2004     -0-            -0-           -0-
    Director

-------------------------------------------------------------------------------
(1)  The aggregated compensation paid to officers of the company from inception of the Company in 1999 totaled $294,022.


Long Term Compensation Table


                       --------------------------------------------------------
                                        Long Term Compensation
                       --------------------------------------------------------
                                    Awards             Payouts
                       --------------------------------------------------------
                        Restricted  Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/   Payouts
Compensation
     Position     Year              SARs(#)               ($)       ($)
------------------------------------------------------------------------------
Gary A. Bedini(1)
    Director,      2004    -0-           -0-                -0-       -0-
    President,     2003    -0-           -0-                -0-       -0-
                   2002    -0-           -0-                -0-       -0-

John C. Bedini(1)  2004    -0-           -0-                -0-       -0-
    Secretary      2003    -0-           -0-                -0-       -0-
    Director       2002    -0-           -0-                -0-       -0-


Thomas E. Bearden, Ph.D.
    VP Chief Scientific
    Officer        2004    -0-           -0-                -0-       -0-
    Director       2003    -0-           -0-                -0-       -0-
                   2002    -0-           -0-                -0-       -0-


Ricky M. Street, CPA
    Treasurer/CFO
    Director       2004    -0-           -0-                -0-       -0-
                   2003    -0-           -0-                -0-       -0-
                   2002    -0-           -0-                -0-       -0-

Hans Werner Huss
    Director       2004    -0-           -0-                -0-       -0-
                   2003    -0-           -0-                -0-       -0-


Marvin Redenius
    Director       2004    -0-           -0-                -0-       -0-





Stock Incentive Plan
--------------------

At the inception of the Company, the Board of Directors adopted and the majority of the shareholders approved a Stock Incentive Plan. The plan originally allocated 300,000 shares to be utilized at the discretion of the Board of Directors. Pursuant to the 6 for 1 stock split approved by the Board of Directors on May 4, 2001, the number of shares in the Stock Incentive Plan was increased to 1,800,000 shares.

The Stock Incentive Plan was adopted by the Board of Directors and approved by the majority of the shareholders of the Company in order to promote the interests of the Company and it stockholders by strengthening the Company's ability to attract and retain competent employees, to make service on the Board of Directors of the Company more attractive to non-employee directors of the Company by officers, non-employee directors, valued employees and consultants upon whose judgment, initiative and efforts the financial success and growth of the Company largely depends.

The Company currently does not have employment agreements with its executive officer.


Compensation of Directors
-------------------------

Non-executive directors will be paid $500 per meeting and will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending the meetings of the Board of Directors. Non-Executive directors are eligible to receive options under the Company's Stock Incentive Plan.
No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.



MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

EGX Common Stock, $0.001 par value, is not traded on any market Medium.

DESCRIPTION OF EGX SECURITIES

A.  Common Stock

The Company as of the date of this offering and pursuant to an Amendment to the Articles of Incorporation has 70,000,000 shares of Common Stock authorized ($0.001 par value); 26,697,270 shares of Common Stock issued and outstanding. All of the Company's shares of Common Stock are in unregistered form. On May 4, 2001, Energenx, Inc. affected a six-for-one stock split resulting in the total outstanding shares increasing to 14,123,670.

Holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the Stockholders and the Articles of Incorporation do not provide for cumulative voting rights. Accordingly, holders of the majority of the shares entitled to vote in any election of Directors may elect all of the Directors standing for election.


B.  Preferred Stock

The Company has 5,000,000 shares of $.001 par value of non-voting preferred shares authorized. No shares of Preferred Stock are issued and outstanding. The Company has no present plans to issue any shares of Preferred Stock. The Company can issue shares of preferred stock in series with such preferences and designations as its board of directors may determine. The board of directors can, without shareholder approval, issue preferred stock with voting, dividend, liquidation, and conversion rights. This could dilute the voting strength of the holders of common stock and may help the EGX's management impede a takeover or attempted change in control.

The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution of resolutions.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, EGX is the successor issuer to EDW for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for EGX to succeed to the registration status of EDW under the Exchange Act pursuant to Rule 12g-3.
EDW, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. Energenx, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of EDW resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of EDW become the Articles and By-Laws of the Surviving Corporation.

(b) The following table sets forth information concerning stock ownership as of December 27, 2004 for (i) each director, (ii) each executive officer, (iii) the directors and officers of the Company as a group, (iv) and each person known by the Company to own beneficially more than five percent (5%) of the Common Stock of the Company. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.



                                                Amount
Title     Name and Address                      of shares      Percent
of        of Beneficial                         held by          of
Class     Owner of Shares       Position        Owner          Class(1)
-----------------------------------------------------------------------
Common   Gary A. Bedini(2)       President,      3,592,000      13.45%
                                 CEO
                                 Director

Common   John C. Bedini(3)       VP Research     5,658,000      21.19%
                                 Director

Common   Thomas E. Bearden(4)    Chief             320,402       1.20%
                                 Science
                                 Office
                                 Director

Common   Marvin Redenius(5)      Director        5,000,000      18.73%

Common   Hans Werner Huss (6)    Director          200,000       0.75%


Common   Ricky Street(8)         Treasurer         250,000       0.82%
                                 CFO
                                 Director

Common   Thomas G. Walsh         Shareholder     1,867,638       6.99%

Common   Frank & Judith Ten Thy  Shareholder     1,632,588       6.11%

Common   Key Financial Services  Shareholder     1,437,000       5.38%


------------------------------------------------------------------------
All Executive Officers, Directors
 as a Group (6 persons)                         15,020,402      56.26%


(1) The percentages listed in the Percent of Class column are based upon 26,697,270 issued and outstanding shares of Common Stock.
(2)  Gary A. Bedini, 1145 N. 15th Street, Coeur D'Alene, ID  83814.
(3)  John C. Bedini, 1907 Canyon Drive, Coeur D'Alene, ID  83815.
(4)  Thomas E. Bearden, 2311 Big Cove Road  Huntsville, AL 35801
(5)  Marvin Redenius 2787 130th Drive, Belmond, IA 50421
(6)  Hans Werner Huss, 1328 So. Bundy, Los Angeles, CA. 90025
(7)  Key Financial Services, Inc. 2710 E 57th, Spokane, WA. 00223
(8)  Ricky Street, P.O. Box 322 Rockford, Washington 99030


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 27, 2004, Edward II, Inc. accepted the resignations of Edward Zimmerman, Jr. as Officer and Director and Gary A. Bedini, John C. Bedini, Thomas E. Bearden, Marvin Redenius, Hans Werner Huss and Ricky Street became the Directors of the Registrant.

Pursuant to the merger, the Officers and Directors of EGX, the successor corporation, will remain the same. (See Exhibit 2.1 "Merger Agreement".)


5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

In accordance with the Articles of Merger, Edward II, Inc., the Registrant, will change its corporate name to Energenx, Inc.


ITEM 8.01  OTHER EVENTS

Successor Issuer.

Based on the change of ownership in the Registrant, the Corporation's mailing address and business address have been changed from 3415 Ocatillo Mesa Way, North Las Vegas, NV 89031 to 6200 East Commerce Circle, Post Falls, ID. 83814, Phone Number: (208)-667-8300, effective December 27, 2004.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, the EGX is the successor issuer to EDW for reporting purposes under the Securities Exchange Act of 1934. Energenx, Inc. intends to file an annual report as required under Rule 12g-3(g).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

The financial statements of Energenx, Inc. required by Rule 3-05(b) of Regulation S-X will be filed by the Registrant by an amendment to this Current Report on Form 8-K by no later than February 28, 2005.

(b)  Pro forma financial information.

The pro forma financial information of the Registrant and Energenx, Inc. required by Article 11 of Regulation S-X will be filed by the Registrant by an amendment to this Current Report on Form 8-K by no later than February 28, 2005.

(c)  Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

2.1 Acquisition Agreement and Plan of Merger between Energenx, Inc. and Edward II, Inc.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ENERGENX, INC.
                                            (formerly Edward II, Inc.)

Date: December 30, 2004
                                            By  /s/ Gary A. Bedini
                                            ----------------------
                                                    Gary A. Bedini
                                                    President